UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 12, 2006

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OPTIMUMBANK HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

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Florida	0001288855	55-0865043
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2477 E. Commercial Blvd., Ft. Lauderdale, FL 33308

(Address of Principal Executive Office) (Zip Code)

(954) 776-2332

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition and Item 7.01. Regulation FD Disclosure.

On July 12, 2006, OptimumBank Holdings, Inc. issued a press release disclosing information regarding its results of operations and financial condition for the quarter and six-month period ended June 30, 2006 (furnished hereunder as Exhibit 99.1).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

99.1	Press Release issued July 12, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OPTIMUMBANK HOLDINGS, INC.

By:	/s/ RICHARD L. BROWDY
Richard L. Browdy President

Date:  July 12, 2006

INDEX TO EXHIBITS

Exhibit No.	Exhibit Description

99.1	Press Release issued July 12, 2006